SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                    -------------


                                       FORM 8-K


                                    CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d) of the
                           SECURITIES EXCHANGE ACT OF 1934




          Date of Report (Date of earliest event reported):  March 16, 1995



                                  AMDURA Corporation
                (Exact name of registrant as specified in its charter)



                    Delaware              1-5027            41-0121800
          (State or other jurisdiction  (Commission        (IRS Employer
               of incorporation)        File Number)   Identification No.)



               900 Main Street South, Suite 2A, Bldg. B
                             Southbury, CT                  06488-0870
               (Address of principal executive offices)     (Zip code)



          Registrant's telephone number, including area code: (203)262-0570









                                  Page 1 of 6 pages.
                               Exhibit Index on page 4.

          Item 5.   Other Events.

               On March 16, 1995, AMDURA Corporation (the "Company") issued a press release regarding the Company's having entered into an Agreement and Plan of Merger (the "Merger Agreement") with FKI plc ("FKI"), pursuant to which a subsidiary of FKI will commence a tender offer for all outstanding shares of the Company's common stock, par value $.01 per share ("Common Stock"), at $2.30 per share in cash. The Merger Agreement provides that, following successful completion of the tender offer, an FKI subsidiary and the Company will merge and each remaining share of Common Stock will be converted into the right to receive $2.30 per share and each share of the Company's outstanding Series B Cumulative Convertible Preferred Stock, par value $.01 per share, will be converted into the right to receive $2,500 per share in cash. A copy of the press release is filed as Exhibit 99 hereto.

          Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


               (c) Exhibits. The following exhibit is filed as part of this Current Report on Form 8-K:

                    Description                                 Exhibit No.
                    -----------                                 -----------
                    Press Release of AMDURA Corporation              99
                    issued March 16, 1995

























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










                                      SIGNATURES



               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                  AMDURA CORPORATION



          Date:  March 16, 1995                   By:  /s/ C. David Bushley
                                                  -------------------------

                                                  Title:    Senior Vice
                                                            President,
                                                            Finance and
                                                            Administration
                                                            and Chief
                                                            Financial
                                                            Officer
























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













                                    EXHIBIT INDEX


          Exhibit No.              Description          Sequential Page No.
          -----------              -----------          -------------------
              99         Press Release of AMDURA                 5
                         Corporation issued
                         March 16, 1995